Rule 497(e)
File Nos. 33-29180
and 811-05823

Table of Contents

Overview	3

The Funds at a Glance
Domini Social Equity Fund
Investment Objective	5
Primary Investment Strategies	5
Primary Risks	5
Past Performance	7
Fund Fees and Expenses	9
Domini Social Bond Fund
Investment Objective	11
Primary Investment Strategies	11
Primary Risks	12
Past Performance	15
Fund Fees and Expenses	17

More About the Funds
Socially Responsible Investing	19
Domini Social Equity Fund
About Index Investing	22
Answers to basic questions about how index funds work, how index funds differ from actively managed funds, and an overview of the advantages they offer.
What Is the Domini 400 Social IndexSM?	24
Information about the nation's first socially and environmentally screened index and how it was created and is maintained.
Domini Social Bond Fund
About Bond Fund Investing	27
More information on the Domini Social Bond Fund's investments and investment techniques.

Additional Investment Strategies & Risk Information	33

Who Manages the Funds?	37

The Funds' Distribution Plan	39

Shareholder Manual	A-1
Information about buying, selling, and exchanging Investor shares of the Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.

Financial Highlights	B-1

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Overview

The Funds offered in this prospectus provide ways to pursue your investment goals while being consistent with principles of social and environmental responsibility. Each Fund's investments are subject to multiple social and environmental criteria designed to meet the needs of most socially responsible investors.

The Domini Funds

The Domini Social Equity Fund seeks long-term total return by investing in the stocks of companies that are included in the Domini 400 Social Index.SM  You may want to invest in the Domini Social Equity Fund if you are seeking long-term growth and an efficient way to invest in a broad cross-section of the U.S. stock market and can accept the risks of investing in the stock market.

The Domini Social Bond Fund seeks a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria. You may want to invest in the Domini Social Bond Fund if you are seeking current income and long-term appreciation from a diversified portfolio of U.S. bonds and other debt instruments and can accept the risks that are associated with investments in these markets.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund can be used in both regular and tax-deferred accounts, such as IRAs.

Socially Responsible Investing

The Domini Funds seek to invest in companies and other issuers that meet the following criteria:

Corporations

• The Funds seek to avoid securities and obligations of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Funds also seek to avoid investment in firearms manufacturers and major military contractors.

Overview

• The Funds seek to hold the securities and obligations of good corporate citizens demonstrated by positive relations with their communities and their employees, their environmental record, their diversity record, and the quality and safety of their products and services.

Other Issuers

The Domini Social Bond Fund holds debt instruments issued by a number of noncorporate entities, such as states, municipalities, and governmental agencies. When evaluating these investments, the Fund's management seeks to identify debt instruments that serve a positive social purpose, generally in the areas of affordable housing, small business development, job creation, education, and community revitalization.

The Funds reserve the right to alter these criteria, or to add new criteria at any time without shareholder approval.

Shareholder Advocacy and Community Development

The Domini Social Equity Fund seeks to positively influence corporate behavior through conscientious proxy voting, dialogue with corporate management teams, and by filing shareholder resolutions. The Domini Social Bond Fund devotes a portion of its portfolio to community development investments.

Please see "More About the Funds — Socially Responsible Investing" for more information regarding the Funds' social and environmental policies.

Why Reading This Prospectus Is Important

This prospectus explains the objective, risks, and strategies of each of the Domini Funds. Reading the prospectus will help you to decide whether these Funds are the right investment for you. Mutual funds:

• Are not FDIC-insured • Have no bank guarantees • May lose value

Because you could lose money by investing in these Funds, we suggest that you read this prospectus carefully, and keep it for future reference.

The Funds at a Glance

Domini Social Equity Fund

Investment Objective

The Domini Social Equity Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index,SM an index made up of the stocks of 400 companies selected using social and environmental criteria. The Index is composed primarily of large-cap U.S. companies.

Primary Investment Strategies

The Domini Social Equity Fund is an index fund that seeks to match the composition of the Domini 400 Social Index as closely as possible. The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics. The Fund will give you 60 days' prior notice if it changes its policy with respect to equity securities and related investments with similar economic characteristics.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

The Fund follows these strategies by investing in the Domini Social Index Portfolio, another fund with the same investment objective. For more information, please refer to "More About the Funds."

Primary Risks

• General. There can be no guarantee that the Domini Social Equity Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the

The Funds at a Glance

Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund's investment objective.

• Market Risk. The Fund's total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

• Large-Cap Companies. The Fund invests primarily in the stocks of large-cap companies. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will generally follow these market trends. Because the Domini 400 Social IndexSM is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund's performance.

• Indexing. The Fund will continue to invest in the Domini 400 Social Index, regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another mutual fund whose investments are not restricted to the securities in the Index. Also, the Fund's ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund's holdings and those in the Index.

• Socially Responsible Investing. The Fund's portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

The Funds at a Glance

Past Performance

The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Equity Fund. The bar chart shows how returns of the Fund's Investor shares have varied from one calendar year to the next. The table shows how the average annual total returns of the Fund's Investor shares compare with those of the Standard & Poor's 500 Index (S&P 500), a broad-based index. In both the chart and the table, the returns shown for the Fund are for periods before the creation of share classes on November 28, 2003. All existing Fund shares were designated Investor shares on that date. Please note that this information represents past performance, and is not necessarily an indication of how the Fund will perform in the future.

Total Return for Years Ended December 31

This bar chart shows how the performance of the Domini Social Equity Fund's Investor shares has varied over the last ten calendar years. The return of the Fund's Class R shares will differ from the returns of the Investor shares shown in the bar chart because of the lower expenses applicable to Class R shares.

Best quarter covered by the bar chart above: 24.62%

(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: -17.16%

(quarter ended 9/30/02)

Year-to-date performance as of September 30, 2003: 14.44%

The Funds at a Glance

Average Annual Total Returns as of 12/31/02

The table below shows the average annual total returns of the Investor shares of the Domini Social Equity Fund in comparison to the S&P 500. In addition, after-tax returns are provided for Investor shares. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

•	Actual after-tax returns depend on your tax situation and may differ from those shown,
•	After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

	1 Year	5 Years	10 Years
Domini Social Equity Fund
Return Before Taxes
Class R Shares*	N/A	N/A	N/A
Investor Shares	-20.69%	-0.85%	8.59%
Investor Shares' Return After Taxes on Distributions	-20.84%	-1.38%	8.00%
Investor Shares' Return After Taxes on Distributions and Sale of Investor Shares**	-12.70%	-0.48%	7.22%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	-22.10%	-0.59%	9.33%

* Class R shares were not available for sale during the periods shown in the chart. The average annual total returns and the after-tax returns of the Fund's Class R shares will be different from those of the Fund's Investor shares.
** The calculation of the Investor Shares' return after taxes on distributions and sale of Investor shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

The Funds at a Glance

Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Equity Fund.*

	Investor Shares	Class R Shares
Shareholder Fees
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:	None	None
Deferred Sales Charge (Load):	None	None
Redemption Fee † (as a percentage of amount redeemed, if applicable):	2.00%**	None
Exchange Fee:	None	None
Annual Fund Operating Expenses
(expenses deducted from the Fund's assets)
Management Fees:	0.20%	0.20%
Distribution (12b-1) Fees:	0.25%	None
Other Expenses
Administrative Services and Sponsorship Fee:	0.50%	0.50%
Other Expenses:	0.31%	0.24	%***
Total Annual Fund Operating Expenses:	1.26%	0.94%
Fee Waiver ‡ :	0.31%	0.31%
Net Expenses:	0.95%	0.63%

* The table and the following example reflect the aggregate expenses of the Domini Social Equity Fund and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests. Expense information has been restated to reflect current fees.
** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of Investor shares made within 90 days of settlement of purchase or acquisition through exchange, with certain exceptions.
*** "Other Expenses" are estimated for Class R shares for the Fund's current fiscal year.
† If you wish to receive your redemption proceeds (in any amount) by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual.
‡ Through November 30, 2004, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.95% of the average daily net assets representing Investor shares and 0.63% of the average daily net assets representing Class R shares, absent an earlier modification by the Board of Trustees, which oversees the Fund.

The Funds at a Glance

Example

The example below is intended to help you compare the cost of investing in each class of shares of the Domini Social Equity Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor shares	$97*	$369	$662	$1,495
Class R shares	$64	$269	$490	$1,126

* For redemptions within 90 days of settlement of purchase or acquisition through exchange, the cost of investing would be $200 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

Quick Guide to Important Information

Minimum Initial Investment: $1,000 ($250 for IRAs, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts) ($500 with Automatic Investment Plan)

Investment Adviser: Domini Social Investments LLC

Commencement of Operations: June 3, 1991

Net Assets as of September 30, 2003: $1,114,998,527

Dividends: Distributed semi-annually, usually in June and December

Capital Gains: Distributed annually, usually in December

Newspaper Listing: Investor Shares Dom Social Inv-Soc Eq

Ticker Symbol: Investor Shares DSEFX Class R Shares DSFRX

CUSIP Number: Investor Shares 257132100 Class R Shares 257132308

Website: www.domini.com

Shareholder Services: 1-800-582-6757

The Funds at a Glance

Domini Social Bond Fund

Investment Objective

The Domini Social Bond Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that meet the Fund's social and environmental criteria.

Primary Investment Strategies

The Domini Social Bond Fund has a policy to invest, under normal circumstances, at least 80% of its assets in bonds and similar debt instruments, including government and corporate bonds, mortgage-backed and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities. The Fund normally invests at least 85% of its assets in investment-grade securities and maintains a dollar-weighted average effective maturity of between two and ten years. All investments are subject to the Fund's environmental and social criteria. The Fund will not invest more than 10% of its assets in below-investment-grade securities.

The Fund also invests a portion of its assets (up to 10%) in debt instruments that are specifically targeted toward the social and economic development of underserved urban and rural communities, in such areas as business creation, housing development, and education. Some of these investments are in unrated or lower-rated securities that carry a higher degree of risk than the Fund's investment-grade securities. Some of these investments may earn below-market rates of return. Some of these investments may be illiquid.

The Fund will give you 60 days' prior notice if it changes its policy to invest, under normal circumstances, at least 80% of its assets in bonds and similar debt instruments.

The Fund does not currently intend to invest in direct obligations of the U.S. Treasury due to the U.S. government's leading role in developing and maintaining weapons of mass destruction.

For information about the Domini Social Bond Fund's social impact, please refer to "More About the Funds — Domini Social Bond Fund."

The Funds at a Glance

Primary Risks

• General. There can be no guarantee that the Domini Social Bond Fund will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund's investment objective.

The market prices of the bonds and other debt instruments in which the Fund invests may fluctuate. You could lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

• Interest Rate Risk. In general, the value of a bond goes down when interest rates go up. The value of the Fund tends to follow the same pattern. Falling interest rates, on the other hand, could cause the Fund's income to decline. Securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Under normal market conditions, the Fund's dollar-weighted average effective maturity is from two to ten years. Prepayments of the debt instruments held by the Fund that are greater than or less than expected may cause its average effective maturity to differ from its normal range. This deviation is not a violation of investment policy.

• Credit Risk. One factor affecting the price of debt instruments is how creditworthy the issuers of these instruments are perceived to be. This perception is often reflected in credit ratings. The Fund could lose money if the issuer or a guarantor of a bond or other debt instrument does not make timely principal and/or interest payments, or otherwise does not honor its obligations. In addition, the value of any debt instrument held by the Fund may be negatively affected for a number of reasons

Understanding Bond Fund Risk:
Average Maturity Calculations

Unlike an individual bond, which is repaid when it reaches maturity, a bond fund has no fixed maturity date. Instead, it maintains an average "rolling" maturity by selling aging bonds and buying newer ones. The "average maturity" of a bond fund is the average of all the maturities of the bonds held by the fund. It is usually expressed as a dollar-weighted average, so that the bonds held in greater amounts weigh more heavily in the calculation than bonds held in smaller amounts.

The dollar-weighted average "effective" maturity takes into account the portfolio manager's expectation of prepayments and the call provisions of certain securities. Therefore, average effective maturity may be shorter than a simple average maturity calculation.

In general, a bond fund with a longer dollar-weighted average effective maturity will usually experience greater volatility due to its sensitivity to changes in interest rates than a fund with a shorter dollar-weighted average effective maturity.

The Funds at a Glance

that directly relate to the issuer of that debt instrument, such as management performance, financial leverage, and reduced demand for the issuer's goods or services.

Debt instruments with lower ratings tend to be more volatile than those with higher ratings. Lower-rated or unrated securities may also be hard to value accurately or sell at a fair price. The Fund will not invest more than 10% of its assets in securities that are rated below investment-grade.

The Fund will devote a portion of its assets to community development investments that may be unrated and/or illiquid. These investments may be riskier than investment-grade securities, and some may earn below-market rates of return. The Fund may not be able to sell illiquid investments at an advantageous time or price. The Fund may not invest more than 15% of its net assets in illiquid securities.

• Prepayment Risk. When interest rates go down, the issuers of some debt instruments may prepay the principal due on these instruments. This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates. On the other hand, rising interest rates may cause debt instruments to be repaid later than expected, forcing the Fund to endure the relatively low interest rates on these instruments. This also extends the average effective maturity of certain debt instruments, making them more sensitive to changes in interest rates and the Fund's net asset value more volatile. Because the Fund invests in mortgage-backed securities, it is particularly sensitive to this type of risk.

• Government-Sponsored Entities. The Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as Fannie Mae (formerly known as the Federal National Mortgage Corporation), Freddie Mac (formerly known asthe Federal Home Loan Mortgage Corporation), and the Federal Home Loan Banks. Although these entities were

Understanding Bond Fund Risk:
Credit Ratings

Investment-grade debt instruments are those rated "Aaa," "Aa," "A," or "Baa" by Moody's Investors Service, Inc. or "AAA," "AA," "A," or "BBB" by Standard & Poor's Ratings Services and those that the Domini Social Bond Fund's portfolio managers believe to be of comparable quality.

If the credit quality of a security declines after the Domini Social Bond Fund buys it, the Fund's portfolio managers will decide whether the Fund should continue to hold or should sell the security.

The Funds at a Glance

chartered or sponsored by Congress, they are not funded by the government, and the securities they issue are not guaranteed or insured by the United States Government or the U.S. Treasury.

• Socially Responsible Investing. The Fund's portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

The Funds at a Glance

Past Performance

The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Bond Fund. The bar chart shows how returns of the Fund's Investor shares have varied from one calendar year to the next. The table shows how the average annual total returns of each class of the Fund's Investor shares compare with those of the Lehman Brothers Intermediate Aggregate Index (LBIA), a broad-based index. In both the chart and the table, the returns shown for the Fund are for periods before the creation of share classes on November 28, 2003. All existing Fund shares were designated Investor shares on that date. Please note that this information represents past performance, and is not necessarily an indication of how the Fund will perform in the future.

Total Return for Years Ended December 31

This bar chart shows how the performance of the Domini Social Bond Fund's Investor shares has varied over the past two calendar years. The return of the Fund's Class R shares will differ from the returns of the Investor shares shown in the bar chart because of the lower expenses applicable to Class R shares.

Best quarter covered by the bar chart above: 4.69%
(quarter ended 9/30/01)

Worst quarter covered by the bar chart above: -0.34%
(quarter ended 12/31/01)

Year-to-date performance as of September 30, 2003: 2.60%

The Funds at a Glance

Average Annual Total Returns as of 12/31/02

The table below shows the average annual total returns of the Investor shares of the Domini Social Bond Fund in comparison to the Lehman Brothers Intermediate Aggregate Index (LBIA). In addition, after-tax returns are provided for Investor shares. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

•	Actual after-tax returns depend on your tax situation and may differ from those shown,
•	After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

	1 Year	Since Inception (6/1/00)
Domini Social Bond Fund
Return Before Taxes
Class R Shares*	N/A	N/A
Investor Shares	8.85%	10.03%
Investor Shares' Return After Taxes on Distributions	7.41%	7.88%
Investor Shares' Return After Taxes on Distributions and Sale of Investor Shares**	5.73%	7.02%

LBIA (reflects no deduction for fees, expenses, or taxes)	9.51%	10.60%

* Class R shares were not available for sale during the periods shown in the chart. The average annual returns and the after-tax returns of the Fund's Class R shares will be different from those of the Fund's Investor shares.
** The calculation of the Investor shares' return after taxes on distributions and sale of Investor shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

The Funds at a Glance

Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Bond Fund.

	Investor Shares	Class R Shares
Shareholder Fees
(fees paid directly by you)
Sales Charge (Load) Imposed on Purchases:	None	None
Deferred Sales Charge (Load):	None	None
Redemption Fee † (as a percentage of amount redeemed, if applicable):	2.00%**	None
Exchange Fee:	None	None
Annual Fund Operating Expenses
(expenses deducted from the Fund's assets)
Management Fees:	0.40%	0.40%
Distribution (12b-1) Fees:	0.25%	None
Other Expenses
Administrative Services Fee:	0.25%	0.25%
Other Expenses:	0.81%	0.74	%***
Total Annual Fund Operating Expenses:	1.71%	1.39%
Fee Waiver ‡ :	0.76%	0.76%
Net Expenses:	0.95%	0.63%

** In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales or exchanges of shares made within 90 days of settlement of purchase or acquisition through exchange, with certain exceptions.
*** "Other Expenses" are estimated for Class R shares for the Fund's current fiscal year.
† If you wish to receive your redemption proceeds (in any amount) by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual.
‡ Through November 30, 2004, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund's expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.95% of the average daily net assets representing Investor shares and 0.63% of the average daily net assets representing Class R shares, absent an earlier modification by the Board of Trustees, which oversees the Fund.

The Funds at a Glance

Example

The example below is intended to help you compare the cost of investing in each class of shares of the Domini Social Bond Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested, that operating expenses remain the same for the time period indicated, and that the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor shares	$97*	$465	$857	$1,956
Class R shares	$64	$365	$688	$1,603

* For redemptions within 90 days of settlement of purchase or acquisition through exchange, the cost of investing would be $200 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

Quick Guide to Important Information

Minimum Initial Investment: $1,000 ($250 for IRAs, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts) ($500 with Automatic Investment Plan)

Investment Adviser: Domini Social Investments LLC

Commencement of Operations: June 1, 2000

Net Assets as of September 30, 2003: $49,581,826

Dividends: Distributed monthly

Capital Gains: Distributed annually, usually in December

Newspaper Listing: Investor Shares Dom Soc Inv-Soc Bd

Ticker Symbol: Investor Shares DSBFX Class R Shares DSBRX

CUSIP Number: Investor Shares 257132209 Class R Shares 257132407

Website: www.domini.com

Shareholder Services: 1-800-582-6757

More About the Funds

Socially Responsible Investing

In addition to traditional financial considerations, socially responsible investors factor social and environmental criteria into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment. In addition, in the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to improve the lives of others.

Typically, socially responsible investors seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment. They seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations.

At Domini Social Investments, in addition to applying social and environmental criteria to all of our investments, we work with companies to improve their social and environmental performance and file shareholder resolutions on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental criteria. In 1999, we became the first mutual fund manager in the U.S. to publicly disclose its votes.

A socially responsible equity fund can have an impact on corporate behavior by applying social and environmental criteria to its holdings, through proxy voting, and by filing shareholder resolutions. A socially responsible bond fund, however, provides investors with a unique opportunity to make a difference to communities. The Domini Social Bond Fund seeks to foster economic empowerment and justice by devoting a portion of its assets to community development investments that are specifically targeted to areas of greatest need.

More About the Funds

The Social and Environmental Criteria
Applied to the Domini Funds

Corporations

The Domini Funds seek to avoid securities and obligations of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Funds also seek to avoid investment in firearms manufacturers and major military contractors.

Once a company has passed the set of exclusionary criteria described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following criteria when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

• Citizenship — the company's record with regard to its charitable activities and its community relations in general, including its relations with indigenous people

• Diversity — the company's record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including the company's record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled, and progressive policies toward gays and lesbians

• Employee Relations — the company's record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in profits

• Environmental Performance — the company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products, and services

• Product-Related Issues — the company's record with regard to product safety, marketing practices, and commitment to quality

More About the Funds

Other Issuers

The Domini Social Bond Fund holds debt instruments issued by a range of noncorporate entities, including government agencies, states, and municipalities. When evaluating these investments, the Fund's management seeks to identify debt instruments that serve a positive social purpose, generally in the areas of affordable housing, small business development, job creation, education, and community revitalization. Please see "More About the Funds — Domini Social Bond Fund" for further information about the Domini Social Bond Fund.

*   *   *   *   *

Domini may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, to the Domini Funds at any time, without shareholder approval. This will impact the types of investments held by the Funds, and may cause certain companies or industries to be dropped from or added to the Funds' portfolios. In addition, Domini reserves the right to vary the application of these criteria to each Fund, depending, for example, on such factors as asset class, market capitalization, investment style, and/or access to quality data on an issuer's social or environmental performance.

More About the Funds

Domini Social Equity Fund

The Domini Social Equity Fund applies multiple social and environmental criteria to all of its investments (see below for more information on the Domini 400 Social Index,SM the Index upon which the Fund is based). In addition, the Fund uses its position as a shareholder to raise issues of social and environmental performance with corporate management.

About Index Investing

What is an index?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The S&P 500, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social Index attempts to track the performance of a broad representation of primarily large-cap U.S. companies selected using multiple social and environmental criteria. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors.

What is the difference between an index fund
and an actively managed fund?

The Domini Social Equity Fund uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social IndexSM rather than on a manager's judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager's opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a

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particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

What are some of the advantages of index investing?

Index investing has become popular because it offers investors a convenient, relatively low-cost, and tax-efficient way to obtain exposure to a broad spectrum of the market. Here are some other advantages:

• Industry Diversification. Index funds such as the Domini Social Equity Fund invest in companies representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may focus on a particular industry. Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks.

• Benchmark Comparability. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds. The Domini Social Equity Fund seeks to match the performance of the Domini 400 Social Index.SM

• Tax Efficiency. Turnover rate refers to the volume of buying and selling of securities by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.

Compare Turnover Rates

The average annual portfolio turnover rate for all domestic stock funds is 105%.*

The annual portfolio turnover rate for the Domini Social Index Portfolio, which the Domini Social Equity Fund invests in, is 8%.** (There is no guarantee that this turnover will not be higher in the future.)

A 100% portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

*	As of 09/30/03; taken from Morningstar PrincipiaPro.
**	For the period from 08/01/02 to 07/31/03.

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What is the Domini 400 Social IndexSM

The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for socially responsible investors and to determine how the application of social and environmental criteria affects financial performance. The Domini Social Equity Fund was launched in 1991 to provide investors with an opportunity to invest in a portfolio based on the Index. The Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

How was the Domini 400 Social Index constructed?

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non–S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior.
A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

KLD maintains an extensive database of corporate accountability information on more than 3,000 publicly traded companies.

How are the Domini Social Equity Fund's
largest holdings selected?

Like the S&P 500, the Domini 400 Social Index is "market capitalization–weighted." Market capitalization is a measure of the value of a publicly traded company. It is calculated by multiplying the total number of outstanding shares of company stock by the price per share.

The Domini Social Equity Fund's portfolio is also market capitalization–weighted. For example, assume that the total market

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value of Company A's shares is twice the total market value of Company B's shares. The Fund's portfolio is structured so that its investment in Company A will be about twice the value of its investment in Company B. The Fund's top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to duplicate the Index as closely as possible, the Fund will attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.

How is the Domini 400 Social IndexSMmaintained?

The Index is maintained using a "buy and hold" strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well unless in KLD's opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

Are there companies I won't like
in the Domini 400 Social Index?

The social and environmental criteria applied to the Index are designed to reflect those widely used by socially responsible investors. However, you may find that some companies in the Index do not reflect your social or environmental standards. You may wish to review a list of the companies in the Domini Social Equity Fund's portfolio to decide if they meet your personal standards. The complete list is available in the Fund's Annual and Semi-Annual Reports. To obtain copies of these reports, free of charge, call 1-800-582-6757.

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No company is a perfect model of corporate or social responsibility. Each year, the Domini Social Equity Fund uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue, and filing shareholder resolutions.

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Domini Social Bond Fund

The Domini Social Bond Fund seeks to foster economic empowerment and justice through investments in affordable housing, small business development, job creation, education, and community revitalization. To learn more about the social impact of the Fund, please see "The Social Impact of the Domini Social Bond Fund" below.

About Bond Fund Investing

What is a bond?

Essentially, a bond is an IOU issued by a corporation or a government entity. When you purchase a bond, you are lending the issuer a specified amount of money (the principal) for a specified period of time (the term). In exchange, the issuer usually pays regular interest and, when the term is up and the bond matures, the issuer repays the principal amount.

Many investors purchase bonds because the interest income paid tends to be higher than money market funds, certificates of deposit, or bank accounts. Investors also use bonds to help diversify their portfolio because, although bonds and bond funds are subject to market fluctuations, they don't always move in the same direction or to the same degree as stocks.

What advantages do bond funds offer?

Bond funds are a convenient way to invest in bonds and other debt instruments because they allow you to invest in a professionally managed pool of bonds and debt instruments. Bond funds offer all of the familiar conveniences of stock mutual funds, such as:

• Liquidity. See the Shareholder Manual for information on how to buy, sell, and exchange shares.

• Reinvestment of Dividends. If you do not depend upon your investment for regular income, you may choose to reinvest your dividends.

• Low Minimum Investment. Purchasing an individual bond can be difficult because of the size of the bond you may be required to purchase. You can invest in the Domini Social Bond Fund for $1,000. If you open your account as an IRA, an UGMA/UTMA, or a Coverdell

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Education Savings Account, the minimum is $250, and if you choose to use our Automatic Investment Plan the minimum is $500.

• Diversification. A bond fund invests in a number of bonds and other debt instruments. Although bond funds do not provide any guarantees, by investing in a number of bonds and other debt instruments bond funds may allow you to spread certain risks (such as credit risk) among more than one issuer. Bond funds may also provide balance to your stock portfolio as they have historically provided greater income with typically less volatile returns than equity funds.

What types of bonds and other investments
will the Fund typically hold?

The Domini Social Bond Fund typically invests at least 85% of its assets in investment-grade securities. The Fund can buy many types of debt instruments including, without limitation, corporate bonds, bonds issued by U.S. government agencies or instrumentalities, and mortgage-backed and asset-backed securities. The Fund may also invest in the instruments of, and deposit cash with, community development banks, community loan funds, credit unions, and other entities whose mission is community economic development. All of the Fund's holdings are subject to social and environmental criteria. Please see "More About the Funds — Socially Responsible Investing" above for more information.

The following describes the most common types of bonds and other debt instruments the Fund will hold (for a discussion of the risks associated with these types of securities, refer to "The Funds at a Glance — Domini Social Bond Fund"):

• Securities of U.S. Government Agencies and Instrumentalities are bonds issued by government agencies and instrumentalities and government-sponsored entities. The Fund generally invests in securities related to housing, farming, and education. These investments represent loans to the issuing agency or instrumentality.

Please keep in mind that some securities issued by U.S. government agencies and instrumentalities may not be backed by the full faith and credit of the U.S. Treasury. The Fund currently invests a significant portion of its assets in securities issued by government-sponsored

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entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. Although these entities were chartered or sponsored by Congress, they are not funded by the government, and the securities they issue are not guaranteed or insured by the United States government or the U.S. Treasury. Securities issued by these government-sponsored entities are backed by their respective issuers only.

The Fund does not currently intend to invest in direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes, and bonds.

• State and Municipal Bonds represent loans to a state or municipal government, or one of its agencies or instrumentalities.

• Corporate Bonds are IOUs issued by corporations that want to borrow money for some business purpose. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the corporation issuing the bonds. For example, a company whose credit rating is weak will have to offer a higher interest rate to obtain buyers for its bonds. The Fund expects to invest primarily in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond rating agencies, and those that the Fund's portfolio managers believe to be of comparable quality.

• Mortgage-Backed and Asset-Backed Securities represent interests in underlying pools of mortgages or consumer or commercial loans — most often home loans or credit card, automobile, or trade receivables. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then pay principal upon maturity, mortgage-backed securities pay both interest and principal as part of their regular payments. The Fund may also invest in mortgage-backed securities that are called collateralized mortgage obligations (CMOs). Typically CMOs are issued in separate classes with different stated maturities. As the underlying mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first.

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Because the mortgages and loans underlying the securities can be prepaid at any time by homeowners or consumer or corporate borrowers, mortgage-backed securities and asset-backed securities are particularly sensitive to prepayment and extension risk discussed earlier in this prospectus.

Mortgage-backed securities are issued by a number of government agencies and government-sponsored entities, including the Government National Mortgage Association (GNMA or Ginnie Mae), Freddie Mac, and Fannie Mae.

Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Mac and Fannie Mae are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. Freddie Macs and Fannie Maes are backed by their respective issuer only and are not guaranteed or insured by the U.S. government or the U.S. Treasury. Of course, your investment in the Domini Social Bond Fund is not insured. The Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private entities and are not guaranteed or insured by the U.S. government or the U.S. Treasury.

• International dollar-denominated bonds (or Yankee bonds) are bonds denominated in U.S. dollars issued by foreign governments and companies. Because the bond's value is designated in dollars rather than the currency of the issuer's country, the investor is not exposed to currency risk. To the extent that the Fund owns

Because the Domini Social Bond Fund may invest extensively in mortgage-backed and asset-backed securities, the prepayment risk of the Fund may be higher than that for a bond fund that does not invest in these types of securities. See "Domini Social Bond Fund — Primary Risks" for more information.

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bonds issued by foreign governments and companies, the Fund is subject to risks relating to political, social, and economic developments abroad.

Additional permissible Domini Social Bond Fund investments include but are not limited to:

• Zero Coupon Obligations. The Fund may invest in obligations that do not pay current interest, known as "zero coupon" obligations. The prices of zero coupon obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund's net asset value more volatile. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for shareholders.

• Floating and Variable Rate Obligations. The Fund may invest in obligations that pay interest at rates that change based on market interest rates, known as "floating" or "variable" rate obligations. These securities tend to be highly sensitive to interest rate changes. Floating and variable rate obligations with interest rates that change based on a multiple of a market interest rate may have the effect of magnifying the Fund's gains or losses.

• Derivatives. The Fund may use derivatives (including futures and options), which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. The various derivatives that the Fund may use are described in more detail in the Statement of Additional Information. The Fund may use derivatives to reduce exposure to certain risks, such as interest rate risk. The Fund will not use derivatives for leverage. Suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives, even when they may benefit the Fund. Derivatives are subject to a number of risks described in further detail in this prospectus, such as market risk, interest rate risk, and credit risk. They also may be mispriced or improperly valued, and changes in the value of derivatives may not correlate perfectly with the underlying asset, reference rate, or index.

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The Social Impact of the Domini Social Bond Fund

The Fund's portfolio is managed with community development goals in mind. The Fund seeks to enhance its social impact by allocating up to 10% of its assets to debt instruments specifically designed to channel funds directly to underserved or low-income neighborhoods and regions. These community investments currently focus on two critical areas: affordable housing for low- to moderate-income individuals, through investment in community financial institutions that serve those individuals, and economic empowerment for small businesses. Fund management seeks to identify those financial institutions, funds, and organizations that are making substantial impact in these areas.

The Fund may invest in mortgages, loans, and pools of loans issued by, and may make loans to, community development banks, community development financial institutions, community loan funds, and similar institutions. These investments are targeted to underinvested areas, low- to moderate-income individuals, and small businesses. These investments may earn below-market rates of return, may also be lower-rated or unrated, and may subject the Fund to more credit risk than other types of debt instruments. Some of these investments may also be illiquid, and the Fund may not be able to sell them at an advantageous time or price.

The Fund may also make deposits in community development financial institutions, community loan funds, and similar institutions. These investments may not be insured by the FDIC and may earn below-market rates of return.

What is the Fund's turnover rate?

The Domini Social Bond Fund is actively managed. From time to time the Fund's annual portfolio turnover rate may exceed 100%. The annual portfolio turnover rate for the Fund was 24% for the period from August 1, 2002, to July 31, 2003. The sale of securities may produce capital gains, which when distributed are taxable to investors. Active trading may result in increased transaction costs.

Additional Investment Strategies & Risk Information

Temporary Investments

Each Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect a Fund's performance. You should note, however, that the Funds have not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Cash Reserves

Although the Domini Social Equity Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

The Domini Social Bond Fund will also invest a portion of its assets in short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, and repurchase agreements. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The issuers of these securities must satisfy certain social criteria.

Additional Investment Strategies & Risk Information

Investment Structure

The Domini Social Equity Fund invests its assets in the Domini Social Index Portfolio, a registered investment company. The Portfolio has the same investment objective as the Domini Social Equity Fund and invests in securities using the strategies described in this prospectus. The Domini Social Equity Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees of the Domini Social Equity Fund determines that it is in the best interest of the Fund's shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund's assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment adviser to manage the Fund's assets. There is currently no intention to change the Domini Social Equity Fund's investment structure. References to the Domini Social Equity Fund in this prospectus include the Portfolio, unless the context requires otherwise.

The Domini Social Bond Fund invests directly in securities and does not invest through an underlying Portfolio.

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, each of the Funds may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days' notice. During the existence of a loan, a Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. A Fund may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Additional Investment Strategies & Risk Information

Additional Information

The Funds are not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Funds' investment strategies and risks, the Funds' Statement of Additional Information is available, free of charge, from Domini Social Investments.

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Who Manages the Funds?

Investment Manager

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th floor, New York, NY 10012, has been managing money since November 1997 and as of September 30, 2003, managed more than 1.5 billion dollars in assets for individual and institutional mutual fund investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. Domini provides the Funds and the Portfolio with investment supervisory services, overall operational support, and administrative services.

Investment Submanagers

Domini Social Equity Fund

SSgA Funds Management, Inc. (SSgA), with its main offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Portfolio pursuant to a Submanagement Agreement with Domini. SSgA had approximately $83.6 billion in assets under management as of September 30, 2003, including $6.2 billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $425.4 billion in index fund assets and over $78.9 billion in socially responsible assets as of September 30, 2003. SSgA implements the daily transactions necessary to maintain the proper correlation between the Domini Social Equity Fund's portfolio and the Domini 400 Social Index.SM SSgA does not determine the composition of the Index. The Index's composition is determined by KLD Research & Analytics, Inc.

For the services Domini and the submanager provided to the Domini Social Equity Fund and the Portfolio during the fiscal year ended July 31, 2003, they received a total of 0.36% of the average daily net assets of the Domini Social Equity Fund, after waivers.

Who Manages the Funds?

Domini Social Bond Fund

ShoreBank, with its main offices at 7054 S. Jeffery Boulevard, Chicago, IL 60649, provides investment submanagement services to the Domini Social Bond Fund pursuant to a Submanagement Agreement with Domini. ShoreBank is the nation's oldest and largest community development bank, founded with the purpose of serving the financial needs of residents and businesses in traditionally underserved urban areas. David J. Oser, Senior Vice President, Investments (since 1994), leads the team responsible for the management of the Domini Social Bond Fund. Mr. Oser has been with ShoreBank since 1976, where he currently manages $500 million in assets for affiliates and institutional clients of the Bank. He also serves as Retirement Plan Trustee and Corporate Secretary for the Bank. Mr. Oser holds a master's degree from the University of Chicago and a bachelor's degree from Carleton College, Northfield, Minnesota.

Since its inception in August 1973 through September 30, 2003, ShoreBank has invested $1.3 billion in its targeted low- and moderate-income communities and in minority-owned companies. The bank has a diverse workforce. As of September 30, 2003, 36% of directors, 50% of senior managers, 60% of middle managers, and 87% of professional-level employees were minorities. As of September 30, 2003, ShoreBank had more than $1.3 billion in assets and $97 million in capital.

Domini and ShoreBank may receive total investment advisory fees of 0.40% of the average daily net assets of the Domini Social Bond Fund. For the fiscal year ended July 31, 2003, the total investment advisory fee was waived.

The Funds' Distribution Plan

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of each Fund's shares. Each Fund has adopted a Rule 12b-1 plan with respect to its Investor shares that allows the Fund to pay its distributor on an annual basis, for the sale and distribution of the Investor shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of each Fund's Investor shares. The Funds do not pay any distribution and service fees with respect to the Class R shares. Because distribution and service fees are paid out of the assets of the Investor shares on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. For more information about the Funds' distribution plan relating to Investor shares, see the expense tables in "The Funds at a Glance" section of this prospectus and in the Statement of Additional Information.

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Shareholder Manual

This section provides you with information about buying, selling, and exchanging Investor shares of the Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.

Table of Contents

How to Open an Account	A-3
Types of Accounts	A-4
Buying, Selling, and Exchanging Shares	A-5
Automatic Transaction Plans	A-9
Additional Information on Selling Shares	A-10
How the Price of Your Shares Is Determined	A-13
How can I find out the NAV of my shares?	A-13
How do you determine what price I will get when I buy shares?	A-13
How do you determine what price I will get when I sell shares?	A-14
How is the value of securities held by the Funds determined?	A-14
Fund Statements and Reports	A-15
Dividends and Capital Gains	A-16
Taxes	A-16
Anti–Money Laundering	A-17
Rights Reserved by the Funds	A-18

For more information on:

•	investing in the Funds,
•	your account,
•	the daily share price of your shares, or
•	socially responsible investing,

call our Shareholder Services department toll-free at 1-800-582-6757 or visit our website at www.domini.com. Shareholder Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may make transactions, review account information, and obtain the share price for your shares 24 hours a day, 7 days a week, by using our automated telephone system or visiting our website.

Important Information about Procedures
for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Shareholder Manual

Description of Share Classes

Each Fund offers two classes of shares: Investor shares and Class R shares. Class R shares are generally available only to certain eligible retirement plans, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts. Class R shares are not subject to distribution and service fees because the retirement plan sponsor, rather than a Fund's distributor, provides these shareholder services. Class R shares of a Fund are also available to endowments, foundations, religious organizations, and other tax-exempt entities that are approved by the Fund's distributor. For more information on investing in Class R shares, please call 1-800-582-6757.

Other investors may purchase Investor shares. The Funds may modify the qualifications for purchase of Class R shares at any time.

Quick Reference

Ticker Symbols

Domini Social Equity Fund

Investor Shares — DSEFX

Class R Shares —DSFRX

Domini Social Bond Fund

Investor Shares — DSBFX

Class R Shares — DSBRX

Newspaper Listing:

Domini Social Equity Fund

Investor Shares — Domini Soc Inv-Soc Eq

Domini Social Bond Fund

Investor Shares — Domini Soc Inv-Soc Bd

Account Statements are mailed quarterly.

Trade Confirmations are sent after purchases (except Automatic Investment Plan purchases) and redemptions.

Annual and Semi-Annual Reports are mailed in late September and March, respectively, and are available online at www.domini.com.

Shareholder Manual

How to Open an Account

1.	Read this prospectus (and please keep it for future reference).

2.	Review "Types of Accounts" and decide which type is appropriate for you.

3.	Decide how much you want to invest.

The minimum initial investment in each Fund is:

•	$1,000 for regular accounts ($500 if using our Automatic Investment Plan)
•	$250 for Retirement Accounts (Automatic Investment Plan also available)
•	$250 for UGMA/UTMA Accounts (Automatic Investment Plan also available)
•	$250 for Coverdell Education Savings Accounts (Automatic Investment Plan also available)

The minimum to buy additional shares of each Fund is:

•	$25 for accounts using our Automatic Investment Plan
•	$50 for all other accounts

4.	Decide whether to make your initial purchase by mail or bank wire. Follow the simple instructions under "Buying, Selling, and Exchanging Shares."

Be sure to completely fill out and sign the Account Application appropriate for the account type you have selected. If you need assistance, please call 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time.

What Is "Good Order"?

Purchase and sale requests must be in "good order" to be accepted by a Fund. To be in "good order" a request must include:

•	The Fund name

•	The account number

•	The funds for the purchase or the amount of the transaction (in dollars or shares) for the sale

•	Name, address, and other information that will allow us to identify you

•	The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•	A Medallion Signature Guarantee, if required (see "Additional Information on Selling Shares" below)

•	Any supporting legal documentation that may be required

Shareholder Manual

Types of Accounts

You may invest in the Funds through the following types of accounts:

Individual and Joint Accounts (nonretirement)	Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.
Individual Retirement Accounts (IRAs)	You may open an account to fund a traditional IRA or a Roth IRA. There is a $10 annual maintenance fee per shareholder.
Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts	These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.
Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. There is a $10 annual maintenance fee per shareholder.
Employer-Sponsored Retirement Plans	If offered by your employer, you may be able to open an account as part of an employer-sponsored retirement plan, such as a 401(k) plan, 403(b) plan, SEP-IRA, or SIMPLE IRA.
For an Organization	You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity.

You may download or request the application you need for the account type you have selected at www.domini.com or by calling 1-800-582-6757.

Automatic transaction plans are available for all account types. Please see "Buying, Selling, and Exchanging Shares" for more information.

Shareholder Manual

Buying, Selling, and Exchanging Shares

The following chart describes all the ways you can buy, sell, and exchange Investor shares of the Domini Social Equity Fund and the Domini Social Bond Fund. If you need any additional information or assistance, please call 1-800-582-6757.

Method	Instructions

Mail[4] By Mail you may:	Domini Funds P.O. Box 9785 Providence, RI 02940
Buy Sell Exchange	To buy shares:• For your initial investment, complete an Account Application and mail it with your check.
• For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount.
• Your check must be made payable to "Domini Funds." Always include your account number on your check. Note: For our mutual protection, the Funds cannot accept checks made payable to third parties, starter checks, or travelers checks.
• Please note that shares purchased by check will not be available for you to sell for up to 8 business days after purchase.
To sell shares:
You must include the following information or your request may be returned:• The Fund name
• The Fund account number
• The dollar amount or number of shares
• The signatures of all authorized signers exactly as they appear on the initial application
• A Medallion Signature Guarantee, if required (see "Additional Information on Selling Shares" below)
To exchange shares:
You must include the following information or your request may be returned:• The Fund names
• The Fund account numbers
• The dollar amount or number of shares
• The signatures of all authorized signers exactly as they appear on the initial application

Shareholder Manual

Method	Instructions

Online[1,3,4] Online you may: Buy Sell Exchange	Current shareholders may buy, sell, and exchange shares online 24 hours a day by following these steps:
• Visit www.domini.com.
• Click the "Account Access" button.
• Enter your Social Security number and Personal Identification Number (PIN) in the appropriate fields.
• The "Account List" will provide you with an overview
of your accounts and transaction processing options.
• Online help is available at each screen.

Phone [1,2,3,4] By Phone you may: Buy Sell Exchange	Automated:
Current shareholders may buy, sell, and exchange shares using our automated telephone account access system 24 hours a day by following these steps:
• Dial 1-800-582-6757.
• Select "1" for automated account access.
• Select "1" again for account information.
• Enter your account number followed by the pound sign (#).
• Enter your Personal Identification Number (PIN).
• Press "2" to process a transaction.
• At any time you may press "8" to return to the previous menu or "9" to return to the main menu.
Shareholder Services:
• Dial 1-800-582-6757.
• Select "2" to speak with a Shareholder Services
representative.

Bank Wire[4] By Bank Wire you may: Buy Sell	To buy shares:
For your initial investment, complete an Account Application and mail it to Domini Funds at the address shown above for purchasing shares by mail.
New accounts, call 1-800-582-6757 to obtain an account number before wiring funds.
You must include the following information in your wire transfer or your money may be returned uninvested:
• Bank:             PNC Bank
• ABA:                031000053
• Acct Name:     Domini Social Investments
• Acct #:            86-0690-5468
• FBO:              Fund Name, Account Name, and Account Number at Domini Funds

Shareholder Manual

Method	Instructions

Bank Wire (continued)	To sell shares:
You may request receipt of redemption proceeds by wire online, in writing, or by speaking with a Shareholder Services representative at 1-800-582-6757.

To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.

If you would like to establish wire redemption privileges on an existing account, you must submit a written request that contains the following information:
• Bank name and address
• ABA/routing number
• Account name and number
• Account type (checking, money market, or savings)

A Medallion Signature Guarantee must be included on the letter (see "Additional Information on Selling Shares" below). There is a $10 wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at the Manager's discretion.

[1]	First-time users will need to call 1-800-582-6757, business days, 9 am - 5 pm, Eastern Time, to obtain a PIN and to set up ACH (Automated Clearing House) privileges, which are necessary to use this service.
[2]	Neither the Funds nor their transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.
[3]	Your ACH transaction will be considered in good order on the date the ACH transaction is received by the Funds. This may take up to 48 hours.
[4]	Redemptions or exchanges of Investor shares made within 90 days of settlement of purchase or acquisition through exchange will be subject to a redemption fee equal to 2% of the amount redeemed or exchanged. The redemption fee will be deducted from your proceeds and returned to the applicable Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is not imposed on redemptions of shares held by 401(k), 457, 403(b), or other qualified retirement plans or shares acquired as a result of reinvestment of dividends or distributions. Shares of the Domini Social Equity Fund and the Domini Social Bond Fund purchased prior to November 28, 2003, will not be subject to the redemption fee. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund.

Shareholder Manual

You may exchange all or a portion of your Fund shares into shares of the same class of any other available Domini Fund. You may also deposit redemption proceeds into the Domini Money Market Account.®

Domini Money Market Account®

The Domini Money Market Account (DMMA) offered through ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Fund account. A DMMA investment is subject to certain terms and conditions. Please call 1-800-582-6757 or visit www.domini.com for more information. The rate of return for the DMMA will vary. The Domini Funds are not insured by the FDIC.

For more information on transferring assets from another mutual fund family, please call 1-800-582-6757.

Shareholder Manual

Automatic Transaction Plans

Automatic transaction plans are available for your convenience to purchase or to sell shares at specified intervals without having to manually initiate each transaction.

Automatic Investment Plan

Our Automatic Investment Plan allows you to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in a Fund in monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Call 1-800-582-6757 for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Systematic Withdrawal Plan

If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment).

There is no charge to participate in the Systematic Withdrawal Plan. Call 1-800-582-6757 for more information.

The Advantage of Dollar-Cost Averaging

One thing is certain: Markets fluctuate. Even experienced investors often find it impossible to accurately time a market, and to "buy low and sell high."

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to avoid the mistake of investing all of your money when the market is high.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund's Automatic Investment Plan.

Shareholder Manual

Additional Information on Selling Shares

Signature Guarantees

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

•	Sales (redemptions) exceeding $100,000
•	Written sales requests, regardless of amount, made within 30 days following any changes in account registration
•	Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks
•	Savings institutions
•	Credit unions
•	Broker-dealers
•	Other guarantors acceptable to the Funds and their transfer agent

The Funds and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Funds or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.

Unusual Circumstances

Each Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

Shareholder Manual

Each Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the New York Stock Exchange is closed or in which trading is restricted
•	If the Securities and Exchange Commission determines that an emergency exists

Large Redemptions

It is important that you call the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt a Fund's operation or performance.

Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a Fund, except upon approval of the Manager.

Market Timing and Redemption Fee

To discourage the Funds from being used as vehicles for frequent short-term shareholder trading, each Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if you sell or exchange Investor shares after holding them less than 90 days. The redemption fee will be deducted from your redemption proceeds and returned to the applicable Fund. If you acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee is not imposed on redemptions of shares held by 401(k), 457, 403(b), or other qualified retirement plans or shares acquired as a result of reinvestment of dividends or distributions. Shares of the Domini Social Equity Fund and the Domini

Shareholder Manual

Social Bond Fund purchased prior to November 28, 2003, will not be subject to the redemption fee. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled.

Shareholder Manual

How the Price of Your Shares
Is Determined

The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund is determined at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

Net Asset Value (NAV) =	Total Assets - Total Libilities

Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the NAV of my shares?

You may obtain the NAV for your shares 24 hours a day online at www.domini.com or by phone by calling 1-800-582-6757 from a touch-tone phone and accessing our automated telephone system.

Newspaper Listings: This information is also listed in the mutual fund listings of most major newspapers. The Domini Social Equity Fund is most commonly listed as Dom Soc Inv-Soc Eq. The Domini Social Bond Fund is most commonly listed as Dom Soc Inv-Soc Bd.

Quarterly Statements: You will also receive this information quarterly, on your account statement.

How do you determine what price I will get
when I buy shares?

If your order is received by the Funds by 4 pm, Eastern Time, in good order, you will receive the NAV determined at the end of that day. Please note that ACH transactions placed before 4 pm, Eastern Time, on a business day will receive the NAV determined at the end of the

Shareholder Manual

following business day. ACH transactions received between 4 pm and 12 am, Eastern Time, will receive the NAV determined at the end of the second business day following the transaction.

Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

How do you determine what price I will get
when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds in good order. See "What Is 'Good Order'?" on page A-3 of this prospectus. Please note that redemption requests received after the share price has been calculated for any Fund, normally 4 pm, Eastern Time, will be processed at the next share price that is calculated by the Fund the next business day a Fund's share price is calculated.

The appropriate Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made within 90 days of settlement of a purchase or acquisition through exchange will be subject to an early redemption fee, with certain exceptions (See "Additional Information on Selling Shares — Market Timing and Redemption Fee" above for more information.) If you purchased the shares you are selling by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. Each Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.

How is the value of securities held by the Funds determined?

Each Fund typically uses market prices to value securities. However, when a market price is not available, or when a Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund's

Shareholder Manual

Board of Trustees. In such a case, the Fund's value for a security may be different from quoted market values.

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Fund Statements and Reports

Householding

To keep the Funds' costs as low as possible, and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify our Shareholder Services department at 1-800-582-6757.

Confirmation Statements

Statements confirming the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares. Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1-800-582-6757.

Fund Financial Reports

The Funds' Annual Report is mailed in September, and the Funds' Semi-Annual Report is mailed in March. These reports include information about a Fund's performance, as well as a complete listing of that Fund's holdings. You may choose to receive these reports by email rather than hard copy by signing up for e-delivery at www.domini.com. The Funds' most recent reports are available online at www.domini.com.

Shareholder Manual

Tax Statements

Each year we will send you a statement reporting the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS. These are generally mailed in January.

Dividends and Capital Gains

Each Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Domini Social Equity Fund semi-annually (usually in June and December), and by the Domini Social Bond Fund monthly. Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. In either case, dividends are normally taxable to you in the manner described below.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Funds will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. You will normally have to pay federal income taxes on the dividends you receive from the Funds, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by a Fund as "qualified dividend income." Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Shareholder Manual

Buying a Dividend

Dividends paid by a Fund will reduce that Fund's net asset value per share. As a result, if you buy shares just before a Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Any time you sell or exchange shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide the Funds is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Funds may be required to withhold (and pay over to the IRS for your credit) taxes, at the rate of 28%, from certain distributions and proceeds they pay you if you fail to provide this information or otherwise violate IRS regulations.

Anti–Money Laundering

As part of our required anti–money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

Shareholder Manual

Rights Reserved by the Funds

Each Fund and its agents reserve the following rights:

•	To waive or lower investment minimums
•	To refuse any purchase or exchange order
•	To stop selling shares at any time
•	To cancel any purchase or exchange order (including, but not limited to, orders that involve (in the Manager's opinion) excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder
•	To implement additional policies designed to prevent excessive trading
•	To adopt policies requiring redemption of shares in certain circumstances
•	To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur
•	To otherwise modify the conditions of purchase and any services at any time
•	To act on instructions believed to be genuine
•	To notify shareholders and redeem accounts (other than retirement and Automatic Investment Plan accounts) with a value of less than $500

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.

Financial Highlights

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or in the case of the Domini Social Bond Fund, since its inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with a Fund's financial statements, is included in the Annual Report, which is available upon request.

Effective November 28, 2003, all outstanding shares of each Fund were designated Investor shares. The financial highlights tables below provide information relating to each Fund's Investor shares. Class R shares are newly offered and have not issued financial statements as of the date of this Prospectus.

Financial Highlights

Domini Social Equity Fund

	Year Ended July 31,
	2003		2002		2001		2000		1999
For a share outstanding for the period:
Net asset value, beginning of period	$22.19		$31.89		$39.98		$37.21		$30.86
Income from investment operations:
Net investment income/(loss)	0.14		0.08		0.02		(0.02)		0.02
Net realized and unrealized gain/(loss) on investments	2.37		(6.96)		(7.12)		3.06		6.81
Total income from investment operations	2.51		(6.88)		(7.10)		3.04		6.83
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.15)		(0.07)		(0.01)		—	*	(0.03)
Distributions to shareholders from net realized gain	—		(2.75)		(0.98)		(0.27)		(0.45)
Total distributions	(0.15)		(2.82)		(0.99)		(0.27)		(0.48)
Net asset value, end of period	$24.55		$22.19		$31.89		$39.98		$37.21
Total return	11.36%		(23.26)%		(17.87)%		8.16%		22.26%
Portfolio turnover**	8%		13%		19%		9%		8%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$1,099		$969		$1,281		$1,471		$1,083
Ratio of expenses to average net assets	0.92	%(1)	0.92	%(1)	0.93	%(1)	0.96	%(1)	0.98	%(1)
Ratio of net investment income/(loss) to average net assets	0.63%		0.32%		0.06%		(0.05)%		0.06%

*	Amount represents less than $0.005 per share.
**	For the Portfolio in which the Fund invests.
(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 1.26%, 1.15%, 1.14%, 1.01%, and 0.99%, for the years ended July 31, 2003, 2002, 2001, 2000, and 1999, respectively.

Financial Highlights

Domini Social Bond Fund

	Year Ended July 31, 2003		Year Ended July 31, 2002		Year Ended July 31, 2001		For the Period June 1, 2000* to July 31, 2000
For a share outstanding for the period:
Net asset value, beginning of period	$11.03		$10.78		$10.07		$10.00
Income from investment operations:
Net investment income	0.40		0.48		0.56		0.09
Net realized and unrealized gain/(loss) on investments	(0.03)		0.34		0.71		0.07
Total income from investment operations	0.37		0.82		1.27		0.16
Less dividends to shareholders from net investment income	(0.40)		(0.48)		(0.56)		(0.09)
Less distributions to shareholders from realized gain	(0.03)		(0.09)		—		—
Total dividends and distributions paid to shareholders	(0.43)		(0.57)		(0.56)		(0.09)
Net asset value, end of period	$10.97		$11.03		$10.78		$10.07
Total return	3.33%		7.85%		12.92%		9.51	%**
Portfolio turnover	24%		71%		71%		18%
Ratios/supplemental data:
Net assets, end of period (000s)	$47,853		$32,018		$14,014		$4,111
Ratios of expenses to average net assets	0.95	%(1)	0.95	%(1)	0.95	%(1)	0.93	%(1)**
Ratios of net investment income to average net assets	3.56%		4.40%		5.27%		5.67	%**

*	Commencement of operations.
**	Annualized.
(1)	Reflects a waiver of fees and reimbursement of expenses by the Manager due to a contractual fee waiver. Had the Manager not waived its fees and reimbursed expenses, the ratio of expenses to average net assets would have been 1.71%, 1.85%, 2.41%, and 6.78%, for the periods ended July 31, 2003, 2002, 2001, and 2000, respectively.

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Domini Social Investments,® Domini Social Equity Fund,® Domini Social Bond Fund,® Domini Institutional Social Equity Fund,SM Domini Money Market Account,® The Responsible Index Fund,® The Way You Invest Matters,® and domini.com® are registered service marks of Domini Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

The Domini Social Equity Fund is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For Additional Information

Annual and Semi-Annual Reports

Additional information about a Fund's investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year, as well as a complete listing of each Fund's holdings. They are available by mail from Domini Social Investments, or online at www.domini.com.

Statement of Additional Information

The Funds' Statement of Additional Information contains more detailed information about each Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments.

Proxy Voting and Social and Environmental Criteria

Visit www.domini.com for more complete information about Domini Social Investments' proxy voting policies and procedures, to view the Domini Social Equity Fund's current proxy voting decisions, to learn more about the firm's shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400 Social Index.SM

Contact Domini

To make inquiries about the Funds or obtain copies of any of the above free of charge, call 1-800-582-6757 or write to:

Domini Social Investments

P.O. Box 9785

Providence, RI 02940

Website:To learn more about the Funds or about socially responsible investing, visit us online at www.domini.com.

Securities and Exchange Commission

Information about the Funds (including the Statement of Additional Information) is available on the EDGAR database on the SEC's website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC's Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-5823